UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
Number	Address of Principal Executive Offices; and Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01 Other Events.
As previously reported, the Illinois Commerce Commission (ICC) recently released the results of the descending clock auction competitive bidding process held on September 5 to 8, 2006 to supply Commonwealth Edison Company’s (ComEd) entire retail load beginning in 2007. On December 6, 2006, the Auction Manager and the ICC Staff submitted a public report reflecting the number of tranches won by each supplier of each specific product auctioned. A copy of the full report is available on the ICC’s website, http://www.icc.illinois.gov/docs/en/Post_Auction_Public_Report_Staff.pdf. ComEd issued a news release related to the public report on December 7, 2006. The news release is attached to this Current Report on Form 8-K as Exhibit 99.
Following is information related to ComEd’s load:

Section	Fixed Price
Customer Group	Small to Medium			Large
Product	B 17	B 29	B 41	A 17
Price ($/MWH)	$63.96	$64.00	$63.33	$90.12

Bidder/Tranches Won
Ameren Energy Marketing Company
American Electric Power Service Corporation	3			5
Connectiv Energy Supply, Inc.		6	1	3
Constellation Energy Commodities Group, Inc.		3		22
DTE Energy Trading, Inc.	3	4		3
Dynegy Power Marketing, Inc.
Edison Mission Marketing & Trading, Inc.	19	22
Energy America, LLC	4
Exelon Generation Co., LLC		38	89	1
FPL Energy Power Marketing	6			9
J. Aron & Company	15	10
J. P. Morgan Ventures Energy Corporation	27	4	1
Morgan Stanley Capital Group, Inc.	6			37
PPL EnergyPlus, LLC	6	6	2
Sempra Energy Trading Corporation				8
WPS Energy Services, Inc.	3
Sum of Tranches Won	92	93	93	88

* * * * *
This combined Form 8-K is being furnished separately by Exelon Corporation (Exelon) and ComEd (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Forward-Looking Statements
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20 and ComEd-Note 17; (2) Exelon’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99	News release of Commonwealth Edison Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer Commonwealth Edison Company

December 7, 2006

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